REGISTRATION RIGHTS AGREEMENT

     REGISTRATION RIGHTS AGREEMENT (the "Agreement") made as of this 7th day of May, 1995, by and between Paging Partners Corporation, a Delaware corporation (the "Company"), and each of the purchasers which are signatories hereto (collectively, the "Purchasers").

                              W I T N E S S E T H:

     WHEREAS, the parties hereto are entering into a Common Stock Purchase Agreement dated the date hereof (the "Stock Purchase Agreement"), pursuant to which the Purchasers are purchasing 857,143 shares (the "Shares") of the Company's Common Stock, par value $.01 per share;

     WHEREAS, it is a condition to the execution and delivery of the Stock Purchase Agreement that the parties thereto execute and deliver an agreement granting the Purchasers certain registration rights with respect to the Shares, upon the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of the premises and mutual covenants and agreements and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1. Certain Definitions. As used herein, the following terms shall have the following respective meanings:

     "Commission" shall mean the Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act.

     "Holder" or "Holders" shall mean any holder of the Registrable Securities.

     The terms "register," "registered" and "registration" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement.

     "Registrable Securities" shall mean the Shares and any securities issued in
respect  of  the  Shares  upon  any  stock  split,   stock   dividend,   merger,
consolidation, recapitalization or similar event.

     "Registration Expenses" shall mean all expenses incurred by the Company in compliance with Sections 2 or 3 hereof, including, without limitation, any registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses, the fees and expenses of one counsel for all the selling Holders and other holders of the Company's securities and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company).

     "Securities Act" shall mean the Securities Act of 1933, as amended.

     "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities and all fees and disbursements of counsel for any Holder (other than the fees and disbursements of counsel included under Registration Expenses).

     2. Registration. Promptly after the date hereof, the Company shall use best efforts to effect, as promptly as practicable, the registration of the Registrable Securities on Form S-3 (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act) or, if for any reason Form S-3 is not available, on such other Form as may be appropriate for the registration of the Registrable Securities, provided that such registration statement shall be filed with the Commission within 45 days of the date hereof. The Company shall keep such Registration Statement effective, or shall file such post-effective amendments or subsequent Registration Statements as are necessary to enable the Holders to distribute the Registrable Securities, until such time as the Registrable Shares, in the opinion of Company counsel, are available for sale pursuant to Rule 144 under the Securities Act. Notwithstanding the foregoing, the Company may impose limited blackout periods during which the Holders will not be able to sell pursuant to Registration
Statements. Further, the Company's obligations under this paragraph shall terminate in all events on the third anniversary of the date hereof.

     3. "Piggyback" Registration; Underwriting.

        (a) If the Company shall determine to register any of its securities either for its own account or the account of a securityholder or securityholders exercising their respective demand registration rights (other than a registration relating solely to employee benefit plans, a registration relating solely to a Commission Rule 145 transaction or a registration on any registration form which does not permit secondary sales), then the Company will:

               (i) promptly give to each Holder written notice thereof (which shall include a list of the jurisdictions in which the Company intends to attempt to qualify such securities under the applicable blue sky or other state securities laws); and

               (ii) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made by any Holder within thirty (30) days after receipt of the written notice from the Company described in


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

     clause (i) above, except as set forth in Section 3(b) below. Such written request may specify all or a part of a Holder's Registrable Securities.

        (b) If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders by written notice. All Holders proposing to distribute their securities through such underwriting shall (together with the Company distributing its securities for its own account through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected by the Company. Notwithstanding any other provision of this Section 3, if the representative of the underwriters advises the Company in writing that, in its opinion, inclusion of the Registrable Securities in the underwriting would materially and adversely affect the underwriting, the representative may (subject to the allocation priority set forth below), limit the number of Registrable Securities to be included in the registration and underwriting. The Company shall so advise all holders of securities requesting registration, and the number of shares that are entitled to be included in the registration and underwriting shall be allocated first to the Company for securities being sold for its account and then in the following manner:

               (i) the securities requested to be registered by other persons who by virtue of agreements with the Company are entitled to include their securities in any such registration (collectively, "Other Stockholders") shall be excluded from such registration and underwriting to the extent required by such limitation in proportion, as nearly as practicable, to the respective amounts of securities which they had requested to be registered, and

               (ii) if a limitation on the number of shares is still required, the securities being sold for the account of the Holders shall be excluded from such registration and underwriting to the extent required by such limitation in proportion, as nearly as practicable, to the respective amounts of Registrable Securities and other securities which they had requested to be included in such registration.

If any Holder of Registrable Securities or Other Stockholder who has requested inclusion in such registration as provided above disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the underwriter and the other Holders. The securities so withdrawn shall also be withdrawn from registration.

        (c) Notwithstanding the foregoing, in the event that the Company gives the notice provided for in Section 3(a)(i) above and any Holder elects not to participate in the offering described in such notice, or fails to provide the notice of intent to participate within the time prescribed therefor, then such Holder shall not sell, assign, mortgage, transfer, pledge, create a security interest in or lien upon, encumber, give, place in trust, hypothecate or otherwise in any manner dispose of any of the Registrable Securities then held by such Holder for a period commencing on the date of the aforesaid notice from the Company until thirty (30) days following the effectiveness of the registration statement relating to the offering.

     4. Expenses and Procedure of Registration.


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

        (a) The Company shall bear all Registration Expenses and the selling securityholders shall bear all Selling Expenses (in proportion, as nearly as practicable, to the securities of each securityholder being registered) incurred in connection with any registration, qualification or compliance pursuant to the provisions of Section 2 or 3.

        (b) In the case of each registration effected by the Company pursuant to this Agreement (other than those effected pursuant to Section 2), the Company will keep each Holder advised in writing as to the initiation of each registration and as to the completion thereof. At its expense, the Company will:

               (i) Keep such registration effective for a period of six months or until the Holder or Holders have completed the distribution described in the registration statement relating thereto, whichever first occurs;

               (ii) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of securities covered by such registration statement;

               (iii) Furnish such number of prospectuses and other documents incident thereto, including any term sheet or any amendment of or supplement to the prospectus, as a Holder from time to time may reasonably request;

               (iv) Cause all such Registrable Securities to be listed on each, if any, securities exchange on which similar securities issued by the Company are then listed; and

               (v) Otherwise use its best efforts to comply with all applicable rules and regulations of the Commission.

     5. Indemnification.

        (a) The Company will indemnify each Holder, each of its officers, directors and partners, and each person controlling such Holder, with respect to which registration, qualification or compliance has been effected pursuant to this Section 5, and each underwriter, if any, and each person who controls any underwriter, against all claims, losses, damages and liabilities (or actions, proceedings or settlements in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse each such Holder, each of its officers, directors and partners, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses as they are reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by such Holder or underwriter and stated to be specifically for use therein.

        (b) Each Holder will, if Registrable Securities held by it are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers and each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of the Securities Act and the rules and regulations thereunder, each other Holder and each of their officers, directors and partners, and each person controlling such Holder, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and such Holders, directors, officers, partners, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such Holder and stated to be specifically for use therein.

        (c) Each party entitled to indemnification under this Section 5 (the "Indemnified Party") shall give notice in writing to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section
5. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

        (d) If the indemnification provided for in this Section 5 is unavailable to an Indemnified Party in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the shareholders offering securities in the offering (the "Selling Shareholders") on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and the Selling Shareholders on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Selling Shareholders and the parties' relevant intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Selling Shareholders agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were based solely upon the number of entities from whom contribution was requested or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 5(d). The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages and liabilities referred to above in this Section 5(d) shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     6. Information by Holder. Each Holder of Registrable Securities shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may request in writing and as shall be necessary or desirable in connection with any registration, qualification or compliance referred to in this Agreement.

     7. Transfer or Assignment of Registration Rights. The rights to cause the Company to register securities granted to the Holders by the Company under Sections 2 or 3 may be transferred or assigned, provided that the Company is given written notice at the time of or within a reasonable time after said transfer or assignment, stating the name and address of said transferee or assignee and identifying the Registrable Securities with respect to which such registration rights are being transferred or assigned, and provided further that the transferee or assignee of such rights assumes the obligations of the Holders under this Agreement.

     8. Termination. The Company's obligations under Sections 2 and 3 of this Agreement shall terminate on the third anniversary of the date hereof.

     9. Entire Agreement; Amendment; Waiver. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof. No amendment, alteration or modification of this Agreement shall be valid unless in each instance such amendment, alteration or modification is expressed in a written instrument executed by the Company and the Holders of at least majority of the Registrable Securities. No waiver of any provision of this Agreement shall be valid unless it is expressed in a written instrument duly executed by the party or parties making such waiver. The failure of any party to insist, in any one or more instances, on performance of any of the terms and conditions of this Agreement shall not be construed as a waiver or relinquishment of any rights granted hereunder or of the


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

future performance of any such term, covenant or condition but the obligation of any party with respect thereto shall continue in full force and effect.

     10. Specific Performance. The parties hereby declare that it is impossible to measure in money the damages which will accrue to a party hereto by reason of a failure to perform any of the obligations under this Agreement. Therefore, all parties hereto shall have the right to specific performance of the obligations of the other parties under this Agreement, and if any party hereto shall institute an action or proceeding to enforce the provisions hereof, any person (including the Company) against whom such action or proceeding is brought hereby waives the claim or defense therein that such party has an adequate remedy at law, and such person shall not urge in any such action or proceeding the claim or defense that such remedy at law exists.

     11. Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by first-class mail, postage prepaid, return receipt requested, or transmitted by facsimile or delivered either by hand, by messenger or by nationally recognized overnight courier, addressed:

          (a) if to the holders of the Registrable Securities, to the following address or at such other address as they shall have furnished to the Company in writing:

                c/o Allen & Company Incorporated
                711 Fifth Avenue
                New York, New York 10022
                Attn: James W. Quinn

          with a copy to:

                Werbel McMillin & Carnelutti
                711 Fifth Avenue
                New York, New York 10022
                Attn: Guy N. Molinari, Esq.

          and

          (b) if to the Company, to the following address, or at such other address as the Company shall have furnished to the holders of the Registrable Securities and each such other holder in writing,


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

               Paging Partners Corporation
               Freehold Office Plaza
               4249 Route 9 North
               Building 2
               Freehold, New Jersey 07728
               Fax: (201)

          with a copy to:

               Phillips Nizer Benjamin Krim & Ballon LLP
               666 Fifth Avenue
               New York, New York 10103
               Attention:  Vincent J. McGill, Esq. or
                           Monte Engler, Esq.
               Fax: (212) 262-5152


     Alternatively, to such other address as a party hereto supplies to each other party in writing.

     12. Successors and Assigns. All the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective transferees, successors and assigns of the parties hereto, whether so expressed or not.

     13. Governing Law. This Agreement is to be governed by and interpreted under the laws of the State of New York giving effect to the principles of conflicts of laws thereof.

     14. Titles and Subtitles. The titles of the sections of this Agreement are for the convenience of reference only and are not to be considered in construing this Agreement.

     15. Severability. The invalidity or unenforceability of any provisions of this Agreement shall not be deemed to affect the validity or enforceability of any other provision of this Agreement.

     16. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                                    PAGING PARTNERS CORPORATION


                                    By: /s/ Richard Giacchi
                                        -----------------------------
                                    Name: Richard Giacchi
                                    Title: President


                                    PURCHASERS

                                    Allen & Company Incorporated


                                    By: /s/ Eugene Protash
                                        -----------------------------
                                    Name: Eugene Protash
                                    Title: Asst VP
                                    No. of Shares 443,571

                                    /s/ Glenn Okun
                                    ---------------------------------
                                    Name: Glenn Okun
                                    No. of _______________

                                    /s/ Terry Allen Kramer
                                    ---------------------------------
                                    Name: Terry Allen Kramer
                                    No. of Shares 61,324

                                    /s/ Bruce Allen
                                    ---------------------------------
                                    Name: Bruce Allen
                                    No. of Shares_________

                                    /s/ Susan Allen
                                    ---------------------------------
                                    Name: Susan Allen
                                    No. of Shares 61,324

                                    /s/ Paul Gold
                                    ---------------------------------
                                    Name: Paul Gould
                                    No. of Shares 17,282


                                    ---------------------------------
                                    Name: John Schneider
                                    No. of Shares_________


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

                                    /s/ Harold Wit
                                    ---------------------------------
                                    Name: Harold Wit
                                    No. of Shares 15,331

                                    /s/ Philip Scaturro
                                    ---------------------------------
                                    Name: Philip Scaturro
                                    No. of Shares 15,331

                                    /s/ Nancy Peretsman
                                    ---------------------------------
                                    Name: Nancy Peretsman
                                    No. of Shares 15,331

                                    /s/ Robert Mackie
                                    ---------------------------------
                                    Name: Robert Mackie
                                    No. of Shares 20,305

                                    /s/ Mary Cullen
                                    ---------------------------------
                                    Name: Mary Cullen
                                    No. of Shares 4,181

                                    /s/ Brian Murphy
                                    ---------------------------------
                                    Name: Brian Murphy
                                    No. of Shares 11,429






                    (Page 10 of Registration Rights Agreement
                               dated May 7, 1996)


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